As filed with the Commission on May 30, 1996.
                                                     REGISTRATION NO. 333-
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------

                                   FORM S-8
                            REGISTRATION STATEMENT

                                     Under
                          The Securities Act of 1933

                               ----------------

                             QUALITY DINING, INC.
              (Exact name of issuer as specified in its charter)

            INDIANA                                      35-1804902
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

        3820 EDISON LAKES PARKWAY
           MISHAWAKA, INDIANA                              46545
(Address of Principal Executive Offices)                 (Zip Code)

                               ----------------

                             QUALITY DINING, INC.
                     1993 STOCK OPTION AND INCENTIVE PLAN
                           (Full title of the plan)

                               ----------------

                             DANIEL B. FITZPATRICK
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                           3820 EDISON LAKES PARKWAY
                           MISHAWAKA, INDIANA 46545
                    (Name and address of agent for service)

                                (219) 271-4600
         (Telephone number, including area code, of agent for service)

                                  COPIES TO:
                           JAMES A. ASCHLEMAN, ESQ.
                                BAKER & DANIELS
                     300 NORTH MERIDIAN STREET, SUITE 2700
                          INDIANAPOLIS, INDIANA 46204

                        CALCULATION OF REGISTRATION FEE

=======================================================================================================================
                                                      Proposed maximum        Proposed maximum
Title of securities            Amount to be            offering price           aggregate                 Amount of
  to be registered              registered             per share (1)         offering price (1)        registration fee
- -----------------------------------------------------------------------------------------------------------------------
    Common Stock              500,000 shares            $38.625 (2)            $19,312,500 (2)            $6,660 (2)
- -----------------------------------------------------------------------------------------------------------------------

     (1) It is impracticable to state the maximum offering price. Shares offered pursuant to incentive stock options granted under the Plan are to be offered at not less than the market value on the date options are granted, and shares offered pursuant to nonqualified stock options granted under the Plan may be offered at any price.

     (2) Calculated pursuant to Rule 457(c) solely for the purpose of computing the registration fee, upon the average of the high and low prices of the Common Stock as reported by the Nasdaq National Market System on May 23, 1996, which was $38.625 per share.

===============================================================================

     The Registrant's Registration Statement on Form S-8 (Registration No. 33-84698) is incorporated herein by reference.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mishawaka, State of Indiana, on the 29th day of May, 1996.

                                       QUALITY DINING, INC.


                                       By    /s/ Daniel B. Fitzpatrick
                                          ----------------------------------
                                          Daniel B. Fitzpatrick, President and
                                          Chief Executive Officer


                               POWER OF ATTORNEY

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby constitutes Daniel B. Fitzpatrick such person's true and lawful attorney, with full power to sign for such person and in such person's name and capacity indicated below, any and all amendments to this Registration Statement, hereby ratifying and confirming such person's signature as it may be signed by said attorney to any and all amendments.


          Signature                             Title                   Date
- ------------------------------    --------------------------------- ------------

  /s/ Daniel B. Fitzpatrick       President, Chief Executive        May 29, 1996
- ------------------------------    Officer and Director
Daniel B. Fitzpatrick             (Principal Executive Officer)


   /s/ Michael G. Sosinski        Chief Financial Officer,          May 29, 1996
- ------------------------------    Treasurer and Director
Michael G. Sosinski               (Principal Financial Officer
                                  and Principal Accounting Officer)

     /s/ Arthur J. Decio          Director                          May 29, 1996
- ------------------------------
Arthur J. Decio

   /s/ James K. Fitzpatrick       Director                          May 29, 1996
- ------------------------------
James K. Fitzpatrick

      /s/ Steven M. Lewis         Director                          May 29, 1996
- ------------------------------
Steven M. Lewis

/s/ Christopher J. Murphy III     Director                          May 29, 1996
- ------------------------------
Christopher J. Murphy III

   /s/ Ezra H. Friedlander        Director                          May 29, 1996
- ------------------------------
Ezra H. Friedlander

  /s/ William R. Schonsheck       Director                          May 29, 1996
- ------------------------------
William R. Schonsheck

                       [LETTERHEAD OF COOPERS & LYBRAND]


                      CONSENT OF INDEPENDENT ACCOUNTANTS



     We consent to the incorporation by reference in this Registration Statement on Form S-8 filed by Quality Dining, Inc. of our report dated December 22, 1995, on our audits of the consolidated financial statements of Quality Dining, Inc. and subsidiaries as of October 29, 1995 and October 30, 1994, and for the fifty-two week periods ended October 29, 1995 and October 30, 1994 and the fifty-three week period ended October 31, 1993.



                                       /s/ COOPERS & LYBRAND L.L.P.
                                       -----------------------------------------
                                       COOPERS & LYBRAND L.L.P.



South Bend, Indiana
May 28, 1996

                               INDEX TO EXHIBITS

                                                                                             Page No.
Exhibit                                                                                        This
  No.                                    Description of Exhibit                               Filing
- -------        --------------------------------------------------------------------------    --------

 4-A     /1/   Restated Articles of Incorporation of Registrant..........................

 4-B     /2/   By-Laws of Registrant, as last amended January 25, 1996...................

 4-C           1993 Stock Option and Incentive Plan of Registrant,
               as amended to date........................................................

 4-D     /3/   Outside Directors Stock Option Plan of Registrant.........................

 5             Opinion of Baker & Daniels, counsel for Registrant, as to the legality of the securities being registered. .............................

23(A)          The written consent of Coopers & Lybrand L.L.P. is contained in this
               Registration Statement at page 4.

- ---------------

/1/ The copy of this exhibit filed as exhibit number 3-A to the Company's Registration Statement on Form S-1 (Registration No. 33-73826) is incorporated by reference.

/2/ The copy of this exhibit filed as exhibit number 3-B to the Company's Annual Report on Form 10-K for the year ended October 29, 1995 is incorporated by reference.

/3/ The copy of this exhibit filed as exhibit number 10-J to the Company's Registration Statement on Form S-1 (Registration No. 33-73826) is incorporated by reference.